OPPENHEIMER MAIN STREET(R) OPPORTUNITY FUND
                                  Supplement dated October 3, 2000 to the
                                    Prospectus dated September 21, 2000


The Prospectus, as previously supplemented is further supplemented as follows:

1. The eighth paragraph of the section entitled "Distribution and Service (12b-1) Plans" on page 19 is replaced with the following:

The Distributor currently pays sales commissions of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale.
Including the advance of the service fee the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares.









October 3, 2000                                                       PS0731.002